UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2025

URGENT.LY INC.

(Exact name of registrant, as specified in its charter)

Delaware	001-41841	46-2848640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44927 George Washington Blvd, Suite 265, Office 209

Ashburn, VA 20147

(Address of principal executive

offices)

Registrant's telephone number, including area code: (571) 350-3600

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ULY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

Annual Meeting of Stockholders

Urgent.ly Inc.’s (the “Company”) Board of Directors (the “Board”) has established Monday, December 29, 2025 at 11:00 a.m., Eastern time, as the date and time for the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held virtually via webcast. The Board also established the close of business on November 6, 2025 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The attendance instructions for the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, to be electronically filed prior to the Annual Meeting with the U.S. Securities and Exchange Commission (“SEC”).

Stockholder Nomination of Directors

Because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders on June 26, 2024, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby informing its stockholders of the following:

For stockholders who desire to submit a proposal for consideration at the Annual Meeting and wish to have such proposal included in the Company’s proxy statement, the Company has set a new deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. To be considered timely, the proposal must be received at the Company’s principal executive offices no later than November 3, 2025, which the Company has determined is a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals must also comply with the other requirements of Rule 14a-8 of the Exchange Act, the rules and regulations promulgated by the SEC and the Company’s amended and restated bylaws, as applicable.

In addition, if a stockholder of the Company intends to nominate a person for election to the Board at the Annual Meeting or who intends to submit a proposal regarding any other matter of business at the Annual Meeting but who does not intend for such proposal to be included in the Company’s proxy materials, the deadline for submitting the notice of such nomination or other proposal is the close of business on November 3, 2025. Any notice should be delivered to Urgent.ly Inc., 44927 George Washington Blvd, Suite 265, Office 209, Ashburn, Virginia 20147, Attention: Chief Executive Officer. Any such notice must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Company’s amended and restated bylaws, as applicable.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by November 3, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 24, 2025

URGENT.LY INC.

By:	/s/ Matthew Booth
Matthew Booth
Chief Executive Officer